SUPPLEMENT DATED MAY 2, 2006

TO

PROSPECTUS DATED MAY 1, 2006

FOR

FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE (U.S.) VARIABLE ACCOUNT I

On April 19, 2006, Sun Life Assurance Company of Canada (U.S.) ("Sun Life") and Sun Life (U.S.) Separate Account I filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of certain classes of shares of a portfolio of the Sun Capital Advisers Trust (the "New Portfolio") for certain classes of shares of portfolios of the Alger American Fund (the "Old Portfolio"). More specifically, the effect of the proposed substitution would be to replace Class O Shares of the Alger American Growth Portfolio of the Alger American Fund with Initial Class Shares of the SC FI Large Cap Growth Fund of the Sun Capital Advisers Trust.

Sun Life proposes to carry out the proposed substitution by redeeming the applicable classes of shares of the Old Portfolio and purchasing the applicable classes of shares of the New Portfolio. Any value that you have allocated to an investment option investing in the applicable class of shares of the Old Portfolio on the date of the substitution will, in effect, be transferred to the investment option investing in the applicable class of shares of the New Portfolio. Sun Life anticipates that, if SEC approval is granted and all of the systems needed to perform the substitutions are in place, the proposed substitution will occur in August 2006. To the extent required by law, approval of the proposed substitution also will be obtained from the state insurance regulators in certain jurisdictions.

From April 19, 2006 through thirty days following the date of the proposed substitution, you may make one transfer of value from the investment option investing in the Old Portfolio (before the substitution) or the New Portfolio (after the substitution) to any other available investment option without being assessed a transfer fee and without that transfer counting against limits, if any, on the number of transfers permitted under your policy each year. In addition, Sun Life will not exercise any rights it may have under your policy to impose restrictions or charges on transfers until at least thirty days after the proposed substitution occurs.

The following discussion sets out brief information about the New Portfolio. A registration statement relating to the New Portfolio has been filed with the SEC but has not yet become effective. Shares of the New Portfolio may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. All policyowners will receive a current prospectus for the New Portfolio prior to the substitution. This prospectus will describe the New Portfolio's investment policy, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing. There is no assurance that the New Portfolio will achieve its stated objective.

SC FI Large Cap Growth Fund of the Sun Capital Advisers Trust

Investment Objective. To seek long-term growth of capital.

Management Fees and Estimated Other Expenses for the Year Ended December 31, 2005 (as an annual percentage of average daily net assets) *

Management Fees	0.75%[1]
12b-1 Fees	None
Other Expenses	[0.30%]
Total Operating Expenses	[1.05%]
Less Expense Waivers and Reimbursements	([0.24]%)
Net Operating Expenses	[0.81]%[2]

*Because SC FI Large Cap Growth Fund was not operational as of December 31, 2005, the expenses in the table are estimates.

1Under the terms of the investment advisory agreement, the portfolio pays Sun Capital Advisors LLC, the investment adviser of SC FI Large Cap Growth Fund, an investment management fee at an annual rate of 0.75% of the first $750 million and 0.70% in excess of $750 million of the portfolio's average daily net assets.

2Sun Capital Advisors LLC has contractually agreed to limit its management fee and, if necessary, to limit other ordinary operating expenses so that total operating expenses, as a percentage of average net assets, do not exceed [0.81]%.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.